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                                                                     Exhibit 23

INDEPENDENT AUDITORS' CONSENT

   We consent to the incorporation by reference in Registration Statement Nos. 333-56975, 333-67441, 333-83561, 333-45710 and 333-68322 of Cost Plus, Inc. and
subsidiaries on Form S-8 of our report dated March 15, 2002, incorporated by reference in this Annual Report on Form 10-K of Cost Plus, Inc. and subsidiaries for the year ended February 2, 2002.

San Francisco, California
May 1, 2002